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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

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                                   Form 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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       Date of report (Date of earliest event reported): August 11, 2004


                          Bristol West Holdings, Inc.
              (Exact Name of Registrant as Specified in Charter)



         Delaware                     001-31984                13-3994449
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)


                              5701 Stirling Road
                             Davie, Florida 33314
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (954) 316-5200


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)



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Item 7.           Financial Statements, Pro Forma Financial Information
                  and Exhibits

         (c)      Exhibits

                  99.1     Press Release, dated August 11, 2004.

Item 12.                   Results of Operations and Financial Condition

                  On August 11, 2004, Bristol West Holdings, Inc. issued a press release announcing its financial results for the second quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to Item 12 of Form 8-K.






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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         BRISTOL WEST HOLDINGS, INC.


                                         By:      /s/ Craig E. Eisenacher
                                                 ------------------------------
                                         Name:   Craig E. Eisenacher
                                         Title:  Chief Financial Officer


Date:  August 12, 2004



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                               INDEX TO EXHIBITS




Exhibit Number              Exhibit
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99.1                        Press Release, dated August 11, 2004